Filed pursuant to Rule 497(a)
File No. 333-235356
Rule 482ad

Preferred Capital Securities to Become Distributor for Priority Income Fund, a 9.86% Distribution Rate Non-Traded Fund Operated by Prospect Capital Management L.P. as the Operating Member of the Investment Adviser

NEW YORK, December 5, 2019 /Business Wire/ -- Priority Income Fund, Inc. (“Priority”), a non-traded, closed-end management investment company registered under the Investment Company Act of 1940, as amended, announced that Preferred Capital Securities, LLC (“PCS”), a broker dealer and wholesale distributor, will become the dealer manager for an 18-month follow-on common stock offering of Priority upon the effectiveness of a recently filed registration statement.
Prospect Capital Management L.P. (“Prospect”) serves as the operating member of the investment adviser for Priority. Prospect has over $6 billion of assets under management in multiple traded and non-traded registered investment companies focused on structured credit, middle-market lending, real estate, and other yield and total return investment strategies.
Priority had $536.6 million of total assets as of September 30, 2019. Priority provides investors with current income by investing in broad pools of senior secured loans made primarily to U.S. companies whose debt is rated below investment grade or, in limited circumstances, unrated.
By proposing, directing, and approving an 18-month follow-on offering, Priority’s Board of Directors seeks to achieve Priority’s objectives of scale-driven benefits, increased investment diversity, larger per investment capability (including expanding the ability of Priority to pursue majority control investments with call, extension, and refinancing benefits), better access to financing, and other potential benefits.
“As proposed and directed by the independent directors of the Board, Priority pursued an extensive review of qualified dealer managers for this follow-on offering, and PCS was the best solution by a significant margin,” said M. Grier Eliasek, Chairman and Chief Executive Officer of Priority and President of Prospect. “The PCS team and its business objectives align well with the future of Priority. Through this relationship, Priority intends to raise additional capital, which is expected to continue to support Priority’s objectives of (i) protecting investor capital and (ii) delivering risk-adjusted returns, primarily in the form of current income.”
“We are impressed with the 9.86% annualized distribution rate, fully covered by net investment income, that Priority generated for the trailing twelve months ending September 30, 2019 for Class R shares based on the most recent offering price,” stated Jeff Smith, Chief Executive Officer of PCS. “We look forward to making this investment opportunity available to more income-seeking investors in the marketplace. This relationship continues our strategy of bringing best in class issuers and asset managers to financial advisors across the country.”
About Priority Income Fund, Inc.
Priority Income Fund, Inc., is a registered closed-end fund that was created to acquire and grow an investment portfolio primarily consisting of senior secured loans or pools of senior secured loans known as collateralized loan obligations (“CLOs”). Such loans will generally have a floating interest rate and include a first lien on the assets of the respective borrowers, which typically are private and public companies based in the United States. For more information, visit https://www.priorityincomefund.com/.

About Preferred Capital Securities, LLC
Preferred Capital Securities, LLC intends to serve as the dealer manager for Priority Income Fund, Inc. upon the effectiveness of a recently filed registration statement and has been a member of FINRA/SIPC since 2015. Formed in 2013, PCS is a boutique managing broker dealer that distributes investment products through broker dealers and registered investment advisors. The PCS team has raised over $2.2 billion of capital as a wholesale distributor, including $530 million in the twelve months ended September 30, 2019. For more information, call 855-330-6594 or visit prefcapitalsecurities.com.
About Prospect Capital Management L.P.
Headquartered in New York City, Prospect is an SEC-registered investment adviser that, along with its predecessors and affiliates, has a more than 30-year history of investing in and managing high-yielding debt and equity investments using both private partnerships and publicly traded closed-end structures. Prospect and its affiliates employ a team of approximately 100 professionals who focus on credit-oriented investments yielding attractive current income. Prospect, together with its affiliates, had $6.2 billion of assets under management as of September 30, 2019. For more information, call 212-448-0702 or visit prospectcapitalmanagement.com.
Additional Information
The information in this press release is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Past performance is not indicative of future performance. Our distributions may exceed our earnings, and therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment.
The offering may be made only by means of a prospectus, copies of which may be obtained when available from Preferred Capital Securities, LLC, 3284 Northside Parkway, Suite 150, Atlanta, GA, 30327 (telephone number 855-320-1414). Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Priority Income Fund, Inc. before investing. The prospectus, which will be filed with the Securities and Exchange Commission, contains this and other information about Priority Income Fund, Inc.
Forward-Looking Statements
This press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as "believes," "expects," "projects," and "future" or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc. and that Priority Income Fund, Inc. may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.